SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 31, 1998





                                  Cinergy Corp.
             (Exact name of registrant as specified in its charter)




   Delaware                   1-11377                    31-1385023
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)            Identification No.)
 incorporation)






                  139 East Fourth Street, Cincinnati, OH 45202
               (Address of principal executive offices) (Zip Code)





       Registrant's telephone number, including area code: (513) 421-9500

                              ITEM 5. OTHER EVENTS.

Reference is made to the press release of Cinergy Corp., dated January 28, 1999, reporting annual consolidated earnings of Cinergy Corp., which is attached hereto as Exhibit 99 and incorporated herein by reference.



                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

        Exhibit
      Designation                      Nature of Exhibit

          99             Press release of Cinergy Corp., dated January 28, 1999

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Cinergy Corp.
                                                (Registrant)




Date:  January 28, 1999          By:         /s/ John P. Steffen
                                      ---------------------------------
                                              John P. Steffen
                                        Vice President and Comptroller
                                                (Signature)

                                                                      EXHIBIT 99




News contact:              Steve Brash  513-287-2226 (w) 513-231-6895 (h)
                           Angeline Protogere 317-838-1338 (w) 317-298-3090 (h)

Investor contact:          Felicia Ferguson  513-287-4348

Website:                   www.cinergy.com

FOR IMMEDIATE RELEASE - January 28, 1999

                         CINERGY REPORTS ANNUAL EARNINGS

CINCINNATI - Cinergy Corp. (NYSE:CIN) announced today consolidated annual 1998 earnings per share of $1.65, which reflects a reduction of $.14 per share for the effects of milder than normal weather, a charge of $.32 per share related to a previously reported settlement with Wabash Valley Power Association and total charges of $.54 per share in its power marketing and trading business for the establishment of net trading liabilities.

Earnings of $1.65 per share in 1998 compared with $1.59 per share in 1997. Earnings in 1997 reflected a one-time extraordinary charge of $.69 per share for the windfall profits tax levied against the company's 50% owned UK subsidiary, Midlands Electricity plc, and a reduction of $.14 per share for the effects of mild weather.

In 1998, the company recorded its highest ever realized profit margin from its Midwest trading operations, even though it increased its trading liabilities for future periods. These adjustments were primarily based on projections of future prices for transactions entered into prior to April 1998. The company continues to experience extreme volatility and illiquidity in the market for future periods.


                                     (more)

Page 2.  Cinergy announces earnings

"Notwithstanding the charges in 1998, our underlying earnings were very strong. We are repositioning the company for a more competitive market," said James E. Rogers, vice chairman, president and chief executive officer of Cinergy. "We are taking important steps to create opportunities for sustainable growth in future earnings by investing in new domestic and international initiatives. Consequently, we incurred $.20 per share in net expenses for these initiatives in 1998."

Some of the company's key achievements in 1998 included:

     Investments of more than $110 million in countries including the Czech Republic, Estonia, Spain and the United Kingdom

     Midlands Electricity's agreement to sell its supply business to National Power plc, a first-of-its-kind separation of an electric supply business from a distribution business in the UK

     Sale of the company's interest in Edesur SA, an electric distribution network in Argentina

     The acquisition of a major gas marketing firm, ProEnergy, adding physical gas supply and trading to the commodity portfolio

     Trigen-Cinergy Solutions' agreements with seven major corporations and governmental entities for energy systems and services

     The launch of electricity futures trading on the New York Mercantile Exchange with Cinergy as one of only four delivery points in the U.S.

For the fourth quarter of 1998, earnings were $.45 per share compared with $.70 per share in the fourth quarter of 1997. The company said the reduction in fourth quarter earnings is primarily related to mild weather during the period and charges of $.20 per share for unrealized losses in its power trading portfolio. The reduction was partially offset by continued efforts to control costs and the sale of the company's interest in Edesur, which contributed $.07 per share to earnings.


                                     (more)

Page 3.  Cinergy announces earnings

Warmer than normal weather conditions in the fourth quarter were reflected in regulated kwh and mcf sales which declined by 2.7 percent and 10.2 percent respectively over the same period a year ago. For the year 1998, total electric kwh sales were up 21.2 percent over the previous year reflecting the increase in power marketing and trading volumes. Regulated gas mcf sales and transportation volumes were down 7.6 percent when compared with 1997, primarily from the mild weather conditions during much of the year.

Following are the unaudited Cinergy Corp. Consolidated Statements of Income and Selected Operating Statistics.



CINERGY CORP.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME For the Periods Ended
December 31, 1998 (unaudited) (in thousands, except per share amounts)
--------------------------------------------------------------------------------------------------------------------------------


                                                         Quarter Ended                                  Year Ended
                                               ----------------------------------           ------------------------------------
                                                  1998                   1997                   1998                   1997
                                               ------------           -----------           -------------           ------------

Operating Revenues
  Electric                                        $964,377              $938,043              $4,747,235             $3,861,698
  Gas                                              401,210               164,182               1,060,664                491,146
  Other                                             18,133                12,681                  68,395                 34,258
                                               ------------           -----------           -------------           ------------
                                                 1,383,720             1,114,906               5,876,294              4,387,102

Operating Expenses
  Fuel used in electric production                 179,946               185,971                 722,661                693,435
  Gas purchased                                    338,261                90,742                 857,010                266,158
  Purchased and exchanged power                    347,754               256,121               2,123,662              1,219,358
  Other operation                                  187,020               180,008                 813,884                693,395
  Maintenance                                       47,558                36,918                 192,498                176,472
  Depreciation                                      76,529                72,964                 298,855                289,077
  Amortization of phase-in deferrals                 5,624                 3,371                  22,298                 13,483
  Amortization of post-in-service deferred operating
    expenses                                         1,091                 1,091                   4,362                  4,362
  Taxes other than income taxes                     66,489                61,911                 274,635                265,693
                                               ------------           -----------           -------------           ------------
                                                 1,250,272               889,097               5,309,865              3,621,433

Operating Income                                   133,448               225,809                 566,429                765,669

Other Income and Expenses - Net
  Allowance for equity funds used during
    construction                                       875                   (92)                  1,668                     98
  Phase-in deferred return                           1,811                 2,002                   7,243                  8,009
  Equity in earnings of unconsolidated subsidiaries 18,493                17,930                  51,484                 60,392
  Other - net                                       19,510                (8,149)                  1,435                 (9,641)
                                               ------------           -----------           -------------           ------------
                                                    40,689                11,691                  61,830                 58,858

Interest and Other Charges
  Interest on long-term debt                        47,478                43,995                 183,849                181,772
  Other interest                                    16,225                16,109                  67,219                 59,948
  Allowance for borrowed funds used during
    construction                                    (1,626)                 (681)                 (7,481)                (5,400)
  Preferred dividend requirements of subsidiaries    1,365                 2,951                   6,517                 12,569
                                               ------------           -----------           -------------           ------------
                                                    63,442                62,374                 250,104                248,889

Income before Taxes                                110,695               175,126                 378,155                575,638

  Income Taxes                                      39,296                64,628                 117,187                213,000

Net Income Before Extraordinary Item               $71,399              $110,498                $260,968               $362,638
Extraordinary Item - Equity Share of Windfall
  Profits Tax                                       -                     -                      -                     (109,400)
                                               ------------           -----------           -------------           ------------
Net Income                                         $71,399              $110,498                $260,968               $253,238
  Other comprehensive income, net of tax             2,853                  (374)                  2,055                 (1,476)
                                               ------------           -----------           -------------           ------------
Comprehensive Income                               $74,252              $110,124                $263,023               $251,762

Average Common Shares Outstanding                  158,616               157,701                 158,238                157,685

Earnings Per Common Share (1)
  Net Income Before Extraordinary Item               $0.45                 $0.70                   $1.65                  $2.30
  Net Income                                         $0.45                 $0.70                   $1.65                  $1.61

Earnings Per Common Share - Assuming Dilution (1)
  Net Income Before Extraordinary Item               $0.45                 $0.70                   $1.65                  $2.28
  Net Income                                         $0.45                 $0.70                   $1.65                  $1.59

Dividends Declared Per Common Share                  $0.45                 $0.45                   $1.80                  $1.80

     (1) The after tax earnings per share impact of the extraordinary item equity share of windfall profits tax in 1997 was $.69 for both basic and diluted earnings per share.


CINERGY CORP.
SELECTED  OPERATING  STATISTICS  For the  Periods  Ended  December  31, 1998 (In thousands, except where noted)
--------------------------------------------------------------------------------------------------------------------------------

                                              Quarter Ended                              Twelve Months Ended
                                        ---------------------------                   ---------------------------
                                                                       % Increase                                    % Increase
                                            1998           1997        /(Decrease)        1998           1997        /(Decrease)
                                        -------------    ----------    -----------    -------------    ----------    -----------

Operating Revenues
     Residential                           $ 308,392     $ 343,936          (10.3)     $ 1,268,611    $ 1,269,407         (0.1)
     Commercial                              194,675       208,505           (6.6)         809,875       810,436           (0.1)
     Industrial                              181,399       178,475            1.6          719,528       700,633            2.7
     Other retail                             22,560        35,250          (36.0)         111,556       128,600          (13.3)
     Firm power sales                         44,280        25,186           75.8          134,182        95,435           40.6
     Non-firm power sales                    304,035       275,935           10.2        2,006,248     1,272,463           57.7
     All other                                25,681        34,937          (26.5)          91,553        75,870           20.7
                                        -------------    ----------    -----------    -------------    ----------    -----------

          Total regulated revenues         1,081,022     1,102,224           (1.9)       5,141,553     4,352,844           18.1
     Total Pro Energy                        278,575             0          100.0          658,771             0          100.0
                                        -------------    ----------    -----------    -------------    ----------    -----------

          Total revenues                 $ 1,359,597     $1,102,224          23.4      $ 5,800,324     $ 4,352,844         33.3

KWH Sales
     Residential                           3,185,851     3,463,036           (8.0)      14,550,558     14,147,188           2.9
     Commercial                            2,932,232     3,006,433           (2.5)      12,523,524     12,033,975           4.1
     Industrial                            4,522,399     4,461,664            1.4       18,093,308     17,320,540           4.5
     Other retail                            444,620       461,801           (3.7)       1,815,432     1,824,900           (0.5)
     Firm power sales                      1,560,172       842,501           85.2        4,522,166     3,102,852           45.7
     Non-firm power sales                 12,649,037     10,272,262 (a)      23.1       73,036,029     54,351,119 (a)      34.4
                                        -------------    ----------    -----------    -------------    ----------    -----------

          Total sales                     25,294,311     22,507,697          12.4      124,541,017     102,780,574         21.2

MCF Sales
     Residential                              12,991        15,808          (17.8)          36,256        41,846          (13.4)
     Commercial                                3,870         6,017          (35.7)          13,999        19,141          (26.9)
     Industrial                                  718         1,276          (43.7)           2,941         5,240          (43.9)
     Other retail                                475           869          (45.3)           2,150         2,813          (23.6)
     All other                                   102           122          (16.4)             299           349          (14.3)
                                        -------------    ----------    -----------    -------------    ----------    -----------

          Total regulated sales               18,156        24,092          (24.6)          55,645        69,389          (19.8)
     Total Gas Transportation                 15,868        13,781           15.1           57,881        53,448            8.3
                                        -------------    ----------    -----------    -------------    ----------    -----------

          Total regulated sales and transporte34,024        37,873          (10.2)         113,526       122,837           (7.6)
     Total Pro Energy                        145,028             0          100.0          338,343             0          100.0
                                        -------------    ----------    -----------    -------------    ----------    -----------

          Total sales                        179,052        37,873          372.8          451,869       122,837          267.9

Customers (end of period)
     Electric                                                                            1,437,270     1,412,554            1.7
     Gas                                                                                   436,935       455,030           (4.0)

KWH
     Generated - net                      13,877,996     14,459,074          (4.0)      56,919,362     54,849,772           3.8
     Purchased and exchanged power        12,266,585     8,971,666           36.7       71,522,361     51,412,586          39.1
                                        -------------    ----------    -----------    -------------    ----------    -----------

          Total                           26,144,581     23,430,740          11.6      128,441,723     106,262,358         20.9
     Losses and company use                  850,270       923,043           (7.9)       3,900,706     3,481,784           12.0
                                        -------------    ----------    -----------    -------------    ----------    -----------

          Total sales                     25,294,311     22,507,697          12.4      124,541,017     102,780,574         21.2

Fuel Cost Per Million Btu                      $1.26         $1.33           (5.3)           $1.27         $1.31           (3.1)

MCF
     Natural gas purchased                    17,759        23,665          (25.0)          54,804        69,957          (21.7)
     Transportation received                  16,821        15,046           11.8           58,849        54,682            7.6
     Produced                                     16             5              -               22            26          (15.4)
                                        -------------    ----------    -----------    -------------    ----------    -----------

          Total                               34,596        38,716          (10.6)         113,675       124,665           (8.8)
     Gas transportation                       15,868        13,781           15.1           57,881        53,448            8.3
     Losses and company use                      572           843          (32.1)             149         1,828          (91.8)
                                        -------------    ----------    -----------    -------------    ----------    -----------

          Total regulated sales               18,156        24,092          (24.6)          55,645        69,389          (19.8)

Cost per MCF Purchased (cents)                337.29        383.38          (12.0)          364.36        380.41           (4.2)


(a)  Restated